UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22022

Advent/Claymore Global Convertible Securities & Income Fund
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual Report

April 30, 2011
(Unaudited)

Advent/Claymore Global Convertible Securities & Income Fund

AGC

ADVENT
CAPITAL MANAGEMENT

GUGGENHEIM

www.guggenheimfunds.com/agc

... your bridge to the LATEST,

most up-to-date INFORMATION about the

Advent/Claymore Global Convertible Securities & Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/agc, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions, and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Funds are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Dear Shareholder |

We thank you for your investment in the Advent/Claymore Global Convertible Securities & Income Fund (the “Fund”).This report covers the Fund’s performance for the semiannual fiscal period ended April 30, 2011.

Advent Capital Management, LLC serves as the Fund’s Investment Manager. Based in New York, NewYork, with additional investment personnel in London, England,Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of March 31, 2011,Advent managed approximately $6.4 billion in assets.

Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $100 billion in assets under management and supervision.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 50% of its managed assets in convertible securities, which are often lower grade securities; the Fund may invest up to 40% of its managed assets in lower-grade non-convertible income securities, and the Fund will invest at least 50% of its managed assets in foreign securities. As of April 30, 2011, foreign securities (defined as securities of companies that are headquartered outside the U.S. or that derive the majority of their income outside the U.S.) represented 50.7% of long-term investments, and convertible securities represented 82.0% of the portfolio.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2011, the Fund generated a total return based on market price of 6.39% and a return of 10.23% based on NAV. As of April 30, 2011, the Fund’s market price of $9.55 represented a discount of 2.35% to NAV of $9.78. As of October 31, 2010, the Fund’s market price of $9.36 represented a premium of 1.19% to NAV of $9.25.The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In each month from November 2010 through April 2011, the Fund paid a monthly distribution of $0.0664 per common share.The current monthly distribution represents an annualized distribution rate of 8.34% based upon the last closing market price of $9.55 as of April 30, 2011.There is no guarantee of any future distributions or that the current returns and distribution rate will be achieved in the future.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 32 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share.The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides more information about the factors that impacted the Fund’s performance.

Semiannual Report l April 30, 2011 l 3

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Dear Shareholder continued

We thank you for your investment in the Fund, and we are honored that you have chosen the Advent/Claymore Global Convertible Securities & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/agc.

Sincerely,

Tracy V. Maitland

President and Chief Executive Officer of the Advent/Claymore Global Convertible
Securities & Income Fund

May 31, 2011

4 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Questions & Answers |

Advent/Claymore Global Convertible Securities & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland,Advent’s President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the global convertible securities and high-yield markets and the performance of the Fund during the six-month period ended April 30, 2011.

Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. Within this general investment policy, the Fund will follow, under normal market conditions, the following investment parameters:

• The Fund will invest at least 50% of its managed assets in convertible securities;

• The Fund may invest up to 40% of its managed assets in non-convertible income-producing securities; and

• The Fund will invest at least 50% of its managed assets in foreign securities.

The portion of the Fund’s managed assets invested in convertible securities, non-convertible income-producing securities and foreign securities will vary from time to time consistent with the Fund’s investment objective, changes in equity prices and interest rates and other economic and market factors. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality. Investing in below investment grade securities may increase the level of risk in the portfolio, as these securities are issued by companies that are considered less financially strong than issuers of investment-grade securities. This risk is addressed through rigorous credit research. Each issuer’s financial statements are carefully scrutinized, and every effort is made to avoid securities of weaker companies.

In furtherance of the Fund’s investment objective, the Fund may engage in an option strategy of writing (selling) covered call options on up to 25% of the securities held in the Fund’s portfolio in an effort to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares.

The Fund currently uses financial leverage through the issuance of Auction Market Preferred Shares (“AMPSSM”). It may also use financial leverage through borrowing or the issuance of commercial paper or other forms of debt, through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing.

Although the use of financial leverage by the Fund may create an opportunity for increased returns for common shareholders, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, the common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used. There is no assurance that a financial leveraging strategy will be successful.

Please tell us about the economic and market environment over the last six months.

The period was generally characterized by steadily improving economic activity worldwide. Although recent economic data has been mixed, there is increasing evidence that the recovery in the U.S. is becoming more self-sustaining. Production data has been firm, and surveys of purchasing managers indicate further strength in industrial production. Recent employment figures have been encouraging, suggesting the strongest pace of net hiring so far in this recovery. Overall, it appears that the pace of growth in the U.S. will remain below that of past rebounds from deep recessions.

Trends are reasonably positive in international markets, although a range of issues are keeping growth modest. These issues include sharply rising commodity prices, imbalances in global consumption and saving patterns, unsustainable fiscal positions in many developed economies, and potential overheating in emerging economies, particularly China. Finally, several unusual events in recent months, including the Japanese earthquake and political protests in Middle East, had the effect of spiking the price of oil.

Despite uncertainties created by these issues, world equity markets have demonstrated considerable resilience. For the six months ended April 30, 2011, the S&P 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market, returned 16.36%. Return of the MSCI EAFE Index, which measures performance of stock markets in developed markets of Europe,Australasia and the Far East, was 12.98%, and return of the MSCI Emerging Markets Index was 9.84%.

Interest rates continued to be very low during the period. In the bond market, lower quality issues performed much better than the securities with the highest credit ratings, reflecting investors’ increasing willingness to embrace credit risk as they search for yield. Return of the Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”), which measures return of the U.S. bond market as a whole, was 0.02%. Return of the Merrill Lynch High Yield Master II Index, which measures performance of the U.S. high-yield bond market, was 6.14% for the six months ended April 30, 2011. Benefitting from strength in the equity market as well as investors’ interest in current income, convertible securities

Semiannual Report l April 30, 2011 l 5

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Questions & Answers continued

performed well: return of the Merrill Lynch All U.S. Convertibles Index was 11.55%, and return of the Merrill Lynch Global 300 Convertibles Index was 9.68%.

How did the Fund perform in this environment?

Benefiting from strength in equity markets and favorable investment decisions made by the Investment Manager, the Fund performed well. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2011, the Fund generated a total return based on market price of 6.39% and a return of 10.23% based on NAV. As of April 30, 2011, the Fund’s market price of $9.55 represented a discount of 2.35% to NAV of $9.78. As of October 31, 2010, the Fund’s market price of $9.36 represented a premium of 1.19% to NAV of $9.25.

The market price and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market price may be higher or lower than its NAV. The Investment Manager believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

How was the Fund’s portfolio allocated among asset classes, industry sectors and geographically during the last six months?

At the end of the prior fiscal year, October 31, 2010, convertible bonds represented 56.2% of total investments, and convertible preferred stocks represented 21.5%, so that the total exposure to convertibles was 77.7%. High yield bonds represented 13.6%, equities 4.1%, and other investments 4.6%. Only moderate changes were made in allocation among asset classes during the past six months. As of April 30, 2011, convertible bonds represented 57.4% of total investments, and convertible preferred stocks represented 24.6%, so that the total exposure to convertibles was 82.0% High yield bonds represented 11.7%, equities 4.4%, and other investments 1.9%. Changes in the portfolio have been made largely on an opportunistic basis, as positions have been added in several new issues of preferred stock that have been offered at very attractive yields in a period when yields are low on straight debt instruments around the globe.

Under normal market conditions, the Fund invests at least 50% of its assets in foreign securities, with foreign securities defined as securities of companies that are headquartered outside the U.S. or that derive the majority of their income outside the U.S. Foreign securities represented 51.3% at the beginning of the period and 50.7% as of April 30, 2011. The Investment Manager continues to believe that the U.S. convertible market generally offers more attractive opportunities than other world markets because U.S. convertibles typically offer higher yields.

In terms of emphasis on countries and regions, the Fund has been underweight in Japan for some time for fundamental reasons. This Fund typically has 4% to 5% of its investments in Japan, compared with 15% to 20% for indices of global convertibles. This underweight proved advantageous, as Japanese markets suffered severe dislocation in the wake of the earthquake. The Fund’s investments in Japan were, of course, concentrated in convertibles, which held up much better than equities.

More interesting opportunities are available in non-Japan Asia. While Japan is a relatively mature economy, China and other Asian countries stand to benefit not only from an expanding global economy but also from a shift from export-oriented economies to consumer-related economies within each country. Accordingly, the Fund is placing increasing emphasis on consumer-related investments in the expanding economies of Asia and elsewhere. More important than country emphasis is the Fund’s strategy of seeking out the best global companies in industry groups that are considered attractive, regardless of where they are based.

Another continuing theme was investments in convertible securities of companies that have the potential for interesting corporate activity. For example, one of the Fund’s larger holdings is TUI Travel PLC (2.6% of long-term investments at period end), an international leisure travel company. TUI has a parent company that is selling a minority stake in another company, and it seems likely that they will use the proceeds to purchase the rest of TUI. This is an example of a convertible that has extra value in the event that corporate actions occur, and the Fund has several similar investments among its European holdings.

What were the major investment decisions that affected the Fund’s performance?

The top performer was Alcatel-Lucent (2.3% of long-term investments at period end), a French-based multinational provider of communications equipment. Over the last six months the company finally began to benefit from years of restructuring following the 2006 merger of Alcatel and Lucent. The company’s revenue began to accelerate as U.S. carriers began to upgrade to 4G technology, which enhances the speed of connection. Further, the company is benefitting from carriers worldwide adding capacity in the network core to accommodate rising demand that comes from mobile broadband as smart phones proliferate. Improved cash flow has helped the stock as well as the credit, so that the convertible securities have performed particularly well.

One of the big winners was Softbank Corp. (1.3% of long-term investments at period end), a large provider of wireless telecommunication services in Japan that has had strong subscriber growth partly due to distribution rights to the Apple iPhone and iPad in Japan and also has stakes in Internet-related properties in China and in several other technology companies. The Investment Manager took advantage of weakness in the Japanese equity market to add to the position in Softbank.

Another positive was a position in China Unicom Limited (not held in the portfolio at period end), an integrated telecommunications company that offers both fixed line and mobile service in

6 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Questions & Answers continued

China. The company has been growing its subscriber base very rapidly, benefitting from the introduction of 3G technology distribution rights in China for the Apple iPhone.

On the negative side, a poor-performing holding was Acer, Inc. (not held in the portfolio at period end), a Taiwanese-based maker of personal computers. Acer is the market leader in notebooks, but it began to lose market share as tablets ate into the market for notebook computers. In addition,Acer was hurt by strength of the Taiwanese dollar relative to the U.S. dollar, which put the company at a pricing disadvantage versus U.S.-based competitors.

Another detractor was Beijing Enterprises Holdings Ltd. (not held in the portfolio at period end), a diversified company that is a major distributor of natural gas in the Beijing area. Although the company is in a number of growth businesses and is a strong credit, it has suffered in recent months from the Chinese government’s efforts to fight inflation, which have severely limited pricing power for natural gas.

How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. The Fund currently implements its leverage strategy through the issuance of Auction Market Preferred Shares (“AMPSSM”). During the six-month period ended April 30, 2011, the cost of leverage was much less than the return of the Fund’s investments; accordingly, leverage made a significant contribution to the Fund’s total return. The Fund’s leverage outstanding as of April 30, 2011, was $170 million, approximately 35% of the Fund’s total managed assets.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage. Since the portfolio’s total return was sufficiently positive during this period, the effect of leverage was positive.

Please discuss the Fund’s distributions over the last year.

In each month from November 2010 through April 2011, the Fund paid a monthly distribution of $0.0664 per common share. The current monthly distribution represents an annualized distribution rate of 8.34% based upon the last closing market price of $9.55 as of April 30, 2011. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

What is the current outlook for the markets and the Fund?

Advent continues to see opportunities in convertible securities and high-yield bonds, which provide the opportunity to participate in improving situations with some downside protection from the income these securities provide. At present, the most attractive opportunities appear to be in the U.S. and in Asian nations other than Japan.

A distinguishing feature of this Fund is its strong emphasis on convertible securities. While there are many funds that are designated as convertible funds, most competing funds place far more emphasis on high yield bonds. Advent believes that this Fund offers the dual advantages of yield from convertible securities and equity participation. As world equity markets rise, as they have during the past six months, the equity sensitivity of a portfolio of convertible securities increases. When the equity markets are weak, convertibles’ declining sensitivity and interest income mitigate the downside risk. When the equity market rises and credit spreads narrow simultaneously, as they have during recent months, convertible securities benefit from both trends.

Advent believes that, over the long term, careful security selection and asset allocation will help the Fund’s performance by providing favorable returns in rising markets and a level of income that can help provide downside protection for overall return against down markets.

Index Definitions

Indices are unmanaged and it is not possible to invest directly in any index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

The Merrill Lynch Global 300 Convertibles Index measures performance of the global market for convertible securities.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The Merrill Lynch Global High Yield Index measures performance of the global market for high-yield bonds.

Semiannual Report l April 30, 2011 l 7

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Questions & Answers continued

AGC Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s“conversion price,”which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Interest Rate Risk. Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Fund’s portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Credit Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in convertible and non-convertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Lower Grade Securities Risks. Investing in lower grade securities (commonly known as“junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Preferred Securities Risks. There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund’s investment opportunities.

Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Risk Associated with the Fund’s Covered Call Option Writing Strategy. The ability of the Fund to achieve its investment objective of providing total return through a combination of current income and capital appreciation is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

Auction Market Preferred Shares (AMPS) Risk. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and are subject to mandatory redemption in certain circumstances. The AMPS are not listed on an exchange.You may buy or sell AMPS only through an order placed at an auction with or through a broker- dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

8 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Questions & Answers continued

In addition to the risks described above, the Fund is also subject to: Foreign Currency Risk, Derivatives Risk, Equity Securities Risk, Counterparty Risk, Liquidity Risk, REIT, Mortgage-Related and Asset-Backed Securities Risks, IncomeTrust and Master Limited Partnership Risks, Dividend Capture Trading Risk, Reinvestment Risk, Management Risk, Market Disruption Risk, and Anti-Takeover Provisions. Please see www.guggenheimfunds.com/agc for a more detailed discussion about Fund risks and considerations.

Semiannual Report l April 30, 2011 l 9

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Fund Summary | As of April 30, 2011 (unaudited)

Fund Statistics
Share Price	$ 9.55
Common Share Net Asset Value	$ 9.78
Premium/Discount to NAV	-2.35%
Net Assets ($000)	$315,328

Total Returns
(Inception 5/29/07)	Market	NAV
Six Month	6.39%	10.23%
One Year	11.69%	13.13%
Three Year - average annual	-2.11%	-5.54%
Since Inception -average annual	-7.56%	-6.78%

% of Long-Term
Top Ten Industries	Investments
Banks	11.5%
Telecommunications	7.1%
Oil & Gas	7.0%
Diversified Financial Services	6.2%
Insurance	5.6%
Mining	4.9%
Pharmaceuticals	4.5%
Real Estate Investment Trusts	3.7%
Health Care Services	3.1%
Electric	2.8%

% of Long-Term
Top Ten Issuers	Investments
Cable & Wireless Worldwide (United Kingdom)	2.6%
TUI Travel PLC (United Kingdom)	2.6%
Alcatel-Lucent (France)	2.3%
Gilead Sciences, Inc.	2.0%
Wells Fargo & Co., Series L	1.7%
Citigroup, Inc.	1.7%
Lukoil International Finance BV (Russia)	1.6%
Kreditanstalt fuer Wiederaufbau, Series DPW (Germany)	1.6%
MetLife, Inc.	1.6%
Glory River Holdings Ltd. (Hong Kong)	1.6%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/agc. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

10 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund
Portfolio of Investments | April 30, 2011 (unaudited)

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments - 150.2%
	Convertible Bonds – 87.9%
	Advertising – 1.7%
GBP 2,800,000	Aegis Group Capital (United Kingdom)	NR	2.50%	04/20/2015	N/A	$ 5,370,802
	Aerospace & Defense – 1.2%
EUR 2,300,000	MTU Aero Engines Finance BV, Series MTU (Germany)	BBB–	2.75%	02/01/2012	N/A	3,826,020
	Agriculture – 2.9%
CNY 13,500,000	China Green Holdings Ltd., Series CGHL (Bermuda)	NR	3.00%	04/12/2013	N/A	1,861,257
HKD 51,900,000	Glory River Holdings Ltd. (Hong Kong)	NR	1.00%	07/29/2015	N/A	7,391,521
						9,252,778
	Airlines – 0.7%
SEK 15,000,000	SAS AB, Series SAS (Sweden)	NR	7.50%	04/01/2015	N/A	2,361,080
	Auto Parts & Equipment – 1.1%
EUR 7,500,000	Faurecia SA (France)	NR	4.50%	01/01/2015	N/A	3,376,678
	Banks – 3.1%
$ 2,300,000	BES Finance Ltd., Series EMTN (Portugal)	BBB–	1.63%	04/15/2013	N/A	2,317,434
EUR 4,500,000	Kreditanstalt fuer Wiederaufbau, Series DPW (Germany)	AAA	1.50%	07/30/2014	N/A	7,574,150
						9,891,584
	Biotechnology – 3.1%
$ 8,900,000	Gilead Sciences, Inc.(a)	A–	1.00%	05/01/2014	N/A	9,645,375
	Building Materials – 3.8%
JPY 455,000,000	Asahi Glass Co. Ltd. (Japan)(b)	NR	0.00%	11/14/2012	N/A	6,062,743
$ 6,000,000	Cemex SAB de CV (Mexico)	NR	4.88%	03/15/2015	N/A	6,045,000
						12,107,743
	Chemicals – 1.8%
CNY 18,900,000	Fufeng Group Ltd. (Cayman Islands)	NR	4.50%	04/01/2015	N/A	3,277,832
$ 2,840,000	ShengdaTech, Inc.(a)	NR	6.50%	12/15/2015	N/A	2,452,170
						5,730,002
	Coal – 2.7%
$ 2,500,000	Massey Energy Co.	BB–	3.25%	08/01/2015	N/A	2,828,125
$ 5,836,000	Patriot Coal Corp.	NR	3.25%	05/31/2013	N/A	5,719,280
						8,547,405
	Computers – 1.2%
EUR 5,492,000	Cap Gemini SA (France)	BBB–	3.50%	01/01/2014	N/A	3,710,772
	Diversified Financial Services – 4.7%
GBP 2,500,000	Aberdeen Asset Management PLC, Series ADN (United Kingdom)	NR	3.50%	12/17/2014	N/A	5,410,416
EUR 3,200,000	International Power Finance Jersey II Ltd. (United Kingdom)	BB+	3.25%	07/20/2013	N/A	5,082,221
JPY 100,000,000	ORIX Corp., Series 3 (Japan)	NR	1.00%	03/31/2014	N/A	1,577,520
$ 2,800,000	Petroplus Finance Ltd. (Bermuda)	B	4.00%	10/16/2015	N/A	2,630,600
						14,700,757
	Electrical Components & Equipment – 2.7%
JPY 290,000,000	Nidec Corp. (Japan)(b)	NR	0.00%	09/18/2015	N/A	3,709,884
$ 5,000,000	Suntech Power Holdings Co. Ltd. (Cayman Islands)	NR	3.00%	03/15/2013	N/A	4,687,500
						8,397,384
	Electronics – 2.2%
$ 7,100,000	AU Optronics Corp. (Taiwan)(b)	BB–	0.00%	10/13/2015	N/A	7,055,625

See notes to financial statements.

Semiannual Report l April 30, 2011 l 11

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Portfolio of Investments (unaudited) continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Engineering & Construction – 2.3%
$ 2,725,000	Jaiprakash Associates Ltd. (India)(b)	NR	0.00%	09/12/2012	N/A	$ 3,628,338
$ 3,000,000	Larsen & Toubro Ltd. (India)	NR	3.50%	10/22/2014	N/A	3,536,250
						7,164,588
	Environmental Control – 0.9%
CNY 17,000,000	Sound Global Ltd. (Singapore)	NR	6.00%	09/15/2015	N/A	2,979,125
	Forest Products & Paper – 1.1%
$ 2,500,000	Sino-Forest Corp. (Canada)(a)	BB	4.25%	12/15/2016	N/A	3,440,625
	Health Care Products – 1.7%
$ 5,093,000	NuVasive, Inc.	NR	2.25%	03/15/2013	N/A	5,239,424
	Health Care Services – 2.3%
$ 3,000,000	AMERIGROUP Corp.	BB+	2.00%	05/15/2012	N/A	4,860,000
$ 2,040,000	Lincare Holdings, Inc., Series A	NR	2.75%	11/01/2037	11/01/12 @ 100	2,422,500
						7,282,500
	Holding Companies-Diversified – 1.2%
EUR 2,000,000	Industrivarden AB, Series INDU (Sweden)	A	2.50%	02/27/2015	N/A	3,904,243
	Internet – 2.8%
$ 4,000,000	Symantec Corp., Series B	BBB	1.00%	06/15/2013	N/A	4,955,000
$ 3,675,000	WebMD Health Corp.(a) (c)	NR	2.25%	03/31/2016	N/A	3,716,344
						8,671,344
	Investment Companies – 1.4%
$ 3,600,000	Billion Express Investments Ltd. (Hong Kong)	NR	0.75%	10/18/2015	N/A	4,306,496
	Leisure Time – 3.9%
GBP 7,100,000	TUI Travel PLC (United Kingdom)	NR	6.00%	10/05/2014	N/A	12,304,308
	Lodging – 1.7%
$ 5,000,000	MGM Resorts International	CCC+	4.25%	04/15/2015	N/A	5,218,750
	Media – 2.8%
$ 4,000,000	Central European Media Enterprises Ltd. (Bermuda)	NR	5.00%	11/15/2015	N/A	3,765,000
GBP 1,100,000	WPP PLC, Series WPP (Channel Islands)	BBB	5.75%	05/19/2014	N/A	2,651,208
$ 1,700,000	XM Satellite Radio, Inc.(a)	BB–	7.00%	12/01/2014	N/A	2,486,250
						8,902,458
	Mining – 5.8%
$ 1,750,000	AngloGold Ashanti Holdings Finance PLC (South Africa)(a)	NR	3.50%	05/22/2014	N/A	2,220,312
$ 2,700,000	Goldcorp, Inc. (Canada)	BBB+	2.00%	08/01/2014	N/A	3,611,250
$ 1,763,000	Newmont Mining Corp.	BBB+	3.00%	02/15/2012	N/A	2,311,734
$ 3,600,000	Paladin Energy Ltd., Series PALA (Australia)	NR	5.00%	03/11/2013	N/A	3,582,000
$ 6,000,000	Vedanta Resources Jersey II Ltd. (United Kingdom)	BB	4.00%	03/30/2017	N/A	6,432,000
						18,157,296
	Miscellaneous Manufacturing – 1.5%
$ 2,015,000	Eastman Kodak Co.	CC	7.00%	04/01/2017	10/01/16 @ 100	1,712,750
$ 2,625,000	Trinity Industries, Inc.	BB–	3.88%	06/01/2036	06/01/18 @ 100	2,884,219
						4,596,969
	Oil & Gas – 5.9%
$ 6,400,000	Lukoil International Finance BV (Russia)	BBB–	2.63%	06/16/2015	N/A	7,656,000
$ 2,800,000	PetroBakken Energy Ltd., Series REGS (Canada)	NR	3.13%	02/08/2016	N/A	2,740,850
HKD 36,900,000	Power Regal Group Ltd. (Hong Kong)	NR	2.25%	06/02/2014	N/A	5,662,598
$ 2,200,000	Salamander Energy PLC (United Kingdom)	NR	5.00%	03/30/2015	N/A	2,581,700
						18,641,148

See notes to financial statements.

12 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Portfolio of Investments (unaudited) continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Oil & Gas Services – 0.9%
EUR 1,900,000	Technip SA, Series TEC (France)	BBB+	0.50%	01/01/2016	N/A	$ 2,707,713
	Pharmaceuticals – 2.8%
JPY 285,000,000	Sawai Pharmaceutical Co. Ltd. (Japan)(b)	NR	0.00%	09/17/2015	N/A	3,679,289
$ 4,500,000	Shire PLC, Series SHP (Channel Islands)	NR	2.75%	05/09/2014	N/A	5,231,250
						8,910,539
	Private Equity – 2.0%
EUR 7,137,500	Eurazeo, Series DANO (France)	NR	6.25%	06/10/2014	N/A	6,363,387
	Real Estate – 0.8%
EUR 1,500,000	Conwert Immobilien Invest SE, Series CWI (Austria)	NR	5.25%	02/01/2016	N/A	2,653,790
	Real Estate Investment Trusts – 3.0%
AUD 5,000,000	Commonwealth Property Office Fund (Australia)	A–	5.25%	12/11/2016	N/A	5,374,454
$ 2,500,000	Northstar Realty Finance(a)	NR	7.50%	03/15/2031	03/15/16 @ 100	2,509,375
$ 1,500,000	RAIT Financial Trust	NR	7.00%	04/01/2031	04/05/16 @ 100	1,657,500
						9,541,329
	Retail – 1.6%
HKD 32,000,000	Hengdeli Holdings Ltd. (Cayman Islands)	NR	2.50%	10/20/2015	N/A	5,036,305
	Semiconductors – 2.3%
$ 5,750,000	Intel Corp.	A–	3.25%	08/01/2039	N/A	7,345,625
	Telecommunications – 6.3%
GBP 5,900,000	Cable & Wireless Worldwide PLC (United Kingdom)	NR	5.75%	11/24/2014	N/A	9,902,417
$ 3,000,000	Inmarsat PLC, Series ISAT (United Kingdom)	NR	1.75%	11/16/2017	N/A	3,733,500
JPY 64,000,000	Softbank Corp. (Japan)	BB+	1.50%	03/31/2013	N/A	1,253,938
$ 240,000,000	Softbank Corp. (Japan)	BB+	1.75%	03/31/2014	N/A	5,068,404
						19,958,259
	Total Convertible Bonds – 87.9%
	(Cost $250,871,106)					277,300,226
	Corporate Bonds – 18.0%
	Chemicals – 0.8%
$ 2,300,000	Lyondell Chemical Co.	BB–	11.00%	05/01/2018	05/01/13 @ 100	2,610,500
	Diversified Financial Services – 2.9%
$ 3,750,000	Capital One Capital V(c)	BB	10.25%	08/15/2039	N/A	4,073,438
$ 2,000,000	Ford Motor Credit Co., LLC	BB–	12.00%	05/15/2015	N/A	2,554,492
$ 3,000,000	Textron Financial Corp.(a) (d)	B	6.00%	02/15/2067	02/15/17 @ 100	2,625,000
						9,252,930
	Health Care Services – 1.6%
$ 4,500,000	Apria Healthcare Group, Inc.	BB+	11.25%	11/01/2014	11/01/11 @ 106	4,871,250
	Holding Companies-Diversified – 0.5%
$ 1,500,000	Leucadia National Corp.(c)	BB+	8.13%	09/15/2015	N/A	1,672,500
	Insurance – 3.3%
$ 2,500,000	AXA SA (France)(a) (d) (e)	BBB	6.38%	–	12/14/36 @ 100	2,328,125
$ 4,100,000	Liberty Mutual Group, Inc.(a) (d)	BB	10.75%	06/15/2058	06/15/38 @ 100	5,617,000
$ 1,700,000	MetLife, Inc.	BBB	10.75%	08/01/2039	08/01/34 @ 100	2,403,302
						10,348,427
	Internet – 0.9%
$ 2,500,000	UPC Holding BV (Netherlands)(a)	B–	9.88%	04/15/2018	04/15/14 @ 105	2,793,750
	Machinery-Diversified – 0.6%
EUR 1,250,000	Heidelberger Druckmaschinen AG (Germany)(a)	B–	9.25%	04/15/2018	04/15/14 @ 107	1,893,908

See notes to financial statements.

Semiannual Report l April 30, 2011 l 13

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Portfolio of Investments (unaudited) continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Media – 0.7%
$ 2,000,000	Clear Channel Worldwide Holdings, Inc., Series B	B	9.25%	12/15/2017	12/15/12 @ 107	$ 2,235,000
	Mining – 0.9%
$ 2,500,000	FMG Resources August 2006 Pty Ltd. (Australia)(a)	B	7.00%	11/01/2015	11/01/12 @ 105	2,650,000
	Oil & Gas – 0.6%
$ 1,800,000	Alta Mesa Holdings/Alta Mesa Finance Service Corp.(a)	B	9.63%	10/15/2018	10/15/14 @ 105	1,854,000
	Pharmaceuticals – 1.2%
$ 3,325,000	Axcan Intermediate Holdings, Inc.	B	12.75%	03/01/2016	03/01/12 @ 106	3,699,062
	Retail – 0.5%
$ 1,500,000	Toys“R”Us Property Co. II, LLC	B+	8.50%	12/01/2017	12/01/13 @ 104	1,620,000
	Telecommunications – 3.5%
EUR 7,000,000	Alcatel-Lucent (France)	B	8.50%	01/15/2016	N/A	11,086,203
	Total Corporate Bonds – 18.0%
	(Cost $49,104,375)					56,587,530

Number
of Shares	Description				Value
	Convertible Preferred Stocks – 37.6%
	Advertising – 1.0%
2,950	Interpublic Group of Cos., Inc., Series B(e)	B	5.25%	–	3,171,250
	Auto Manufacturers – 1.8%
113,022	General Motors Co., Series B	B–	4.75%	12/01/2013	5,629,626
	Auto Parts & Equipment – 1.0%
54,003	Goodyear Tire & Rubber Co.	NR	5.88%	04/01/2014	3,228,299
	Banks – 11.3%
4,770	Bank of America Corp., Series L(e)	BB+	7.25%	–	4,979,880
57,451	Citigroup, Inc.	NR	7.50%	12/15/2012	7,470,928
44,805	KeyCorp, Series A(e)	BB	7.75%	–	5,071,478
247,162	Synovus Financial Corp., Series tMED	NR	8.25%	05/15/2013	5,855,268
140,000	UBS AG (Stillwater Mining Co.) (Switzerland)(f)	NR	9.38%	06/15/2012	3,976,000
7,647	Wells Fargo & Co., Series L(c) (e)	A–	7.50%	–	8,254,783
					35,608,337
	Computers – 1.0%
35,000	Unisys Corp., Series A	NR	6.25%	03/01/2014	3,069,150
	Diversified Financial Services – 1.1%
253,800	Swift 2010 Mandatory Common Exchange Security Trust(a)	NR	6.00%	12/31/2013	3,490,385
	Electric – 4.2%
45,000	Great Plains Energy, Inc.	NR	12.00%	06/15/2012	2,967,750
56,842	NextEra Energy, Inc.	A–	8.38%	06/01/2012	2,935,321
85,000	PPL Corp.	NR	9.50%	07/01/2013	4,817,800
45,000	PPL Corp.	NR	8.75%	05/01/2014	2,416,500
					13,137,371
	Hand & Machine Tools – 1.6%
42,016	Stanley Black & Decker, Inc.	BBB+	4.75%	11/17/2015	4,955,787
	Home Builders – 0.4%
59,250	Hovnanian Enterprises, Inc.	NR	7.25%	02/15/2014	1,169,595

See notes to financial statements.

14 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Portfolio of Investments (unaudited) continued

Principal		Rating
Amount	Description	(S&P)*	Coupon	Maturity	Value
	Insurance – 5.0%
193,000	Hartford Financial Services Group, Inc., Series F	BB+	7.25%	04/01/2013	$ 5,191,700
57,475	MetLife, Inc.	BBB–	5.00%	09/11/2013	5,031,361
174,558	XL Group PLC (Ireland)	BBB–	10.75%	08/15/2011	5,741,213
					15,964,274
	Mining – 0.8%
45,000	AngloGold Ashanti Holdings Finance PLC (South Africa)	NR	6.00%	09/15/2013	2,538,000
	Oil & Gas – 3.9%
100,000	Apache Corp., Series D	BBB+	6.00%	08/01/2013	7,038,000
20,000	Chesapeake Energy Corp.(e)	B+	5.00%	–	2,070,000
70,250	Goodrich Petroleum Corp., Series B(e)	NR	5.38%	–	3,354,438
					12,462,438
	Pharmaceuticals – 2.0%
130,000	Omnicare Capital Trust II, Series B	B	4.00%	06/15/2033	6,266,000
	Real Estate Investment Trusts – 2.5%
220,000	Alexandria Real Estate Equities, Series D(e)	NR	7.00%	–	5,863,000
40,000	Health Care REIT, Inc., Series I(e)	BB	6.50%	–	2,146,400
					8,009,400
	Total Convertible Preferred Stocks – 37.6%
	(Cost $101,218,824)				118,699,912
	Common Stocks – 3.1%
	Banks – 0.8%
100,000	Zions Bancorporation(c)				2,445,000
	Health Care Services – 0.8%
350,000	Tenet Healthcare Corp.(g)				2,425,500
	Pharmaceuticals – 0.8%
100,000	Mylan, Inc.(g)				2,492,000
	Telecommunications – 0.7%
3,000,000	Cable & Wireless Worldwide (United Kingdom)				2,406,353
	Total Common Stocks – 3.1%
	(Cost $9,521,655)				9,768,853
	Exchange Traded Fund – 0.9%
150,000	SPDR S&P Homebuilders ETF				2,857,500
	(Cost $2,702,017)

	Warrants – 2.7%
	Banks – 2.1%
1,006,179	Bank of America Corp.(g)			10/28/2018	2,193,470
750,000	Citigroup, Inc.(g)			01/04/2019	637,500
235,569	JPMorgan Chase & Co.(g)			10/28/2018	3,910,445
					6,741,415
	Diversified Financial Services – 0.6%
262,500	Ford Motor Co.(g)			01/01/2013	1,750,875
	Total Warrants – 2.7%
	(Cost $8,114,068)				8,492,290
	Total Long-Term Investments – 150.2%
	(Cost $421,532,045)				473,706,311

See notes to financial statements.

Semiannual Report l April 30, 2011 l 15

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Portfolio of Investments (unaudited) continued

Number
of Shares	Description	Value
	Short-Term Investments – 3.0%
	Money Market – 3.0%
9,341,180	Goldman Sachs Financial Prime Obligations	$ 9,341,180
	(Cost $9,341,180)

	Total Investments – 153.2%
	(Cost $430,873,225)	483,047,491
	Other Assets in excess of Liabilities – 0.7%	2,280,809
	Preferred Shares, at redemption value – (-53.9% of Net Assets
	Applicable to Common Shareholders or -35.2% of Total Investments)	(170,000,000)
	Net Assets Applicable to Common Shareholders – 100.0%	$ 315,328,300

AB – Stock Company
AG – Stock Corporation
BV – Limited Liability Company
ETF – Exchange Traded Fund
LLC – Limited Liability Company
N/A– Not Available
PLC – Public Limited Company
REIT – Real Estate Investment Trust
SA – Corporation
S&P – Standard & Poor’s
SE – Stock Corporation
SAB de CV – Publicly Traded Company

*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**
Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates. All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011 these securities amounted to $49,722,619, which represents 15.8% of net assets applicable to common shares.

(b)	Zero coupon bond.
(c)	All or a portion of these securities have been physically segregated in connection with futures. As of April 30, 2011, the total amount segregated was $12,937,449.
(d)	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
(e)	Perpetual maturity.
(f)	Security is exchangeable into security of another entity that is different than the issuer. The entity is listed in a parenthetical.
(g)	Non-income producing security.

See notes to financial statements.

16 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Statement of Assets and Liabilities | April 30, 2011 (unaudited)

Assets
Investments in securities, at value (cost $430,873,225)	$ 483,047,491
Receivable for securities sold	5,856,834
Dividends and interest receivable	3,563,327
Cash	1,118,978
Tax claim receivable	90,647
Restricted Cash	66,000
Other assets	51,968
Total assets	493,795,245
Liabilities
Unrealized depreciation on forward exchange currency contracts	5,209,368
Payable for securities purchased	2,576,963
Investment management fee payable	237,382
Investment advisory fee payable	158,255
Dividends payable - preferred shares	23,601
Administration fee payable	9,108
Variation margin payable on futures contracts	7,031
Accrued expenses and other liabilities	245,237
Total liabilities	8,466,945
Preferred Stock, at redemption value
Auction Market Preferred Shares $0.001 par value per share; 6,800 authorized,
issued and outstanding at $25,000 per share liquidation preference	170,000,000
Net Assets Applicable to Common Shareholders	$ 315,328,300
Composition of Net Assets Applicable to Common Shareholders
Common Stock, $0.001 par value per share; unlimited number of shares authorized, 32,240,517 shares issued and outstanding	$ 32,241
Additional paid-in capital	575,015,280
Net unrealized appreciation on investments, swaps, futures contracts and foreign currency translation	47,011,957
Accumulated net realized loss on investments, options, swaps and foreign currency transactions	(302,117,751)
Distributions in excess of net investment income	(4,613,427)
Net Assets Applicable to Common Shareholders	$ 315,328,300
Net Asset Value Applicable to Common Shareholders
(based on 32,240,517 common shares outstanding)	$ 9.78

See notes to financial statements.

Semiannual Report l April 30, 2011 l 17

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Statement of Operations | For the six months ended April 30, 2011 (unaudited)

Investment Income
Interest	$ 6,157,072
Dividends (net of foreign withholding taxes of $888)	3,430,732
Total income		$ 9,587,804
Expenses
Investment management fee	1,416,593
Investment advisory fee	944,395
Auction agent fee - preferred shares	120,810
Professional fees	103,836
Trustees’fees and expenses	75,344
Administration fee	54,658
Fund accounting	53,301
Printing	48,054
Custodian	35,532
Insurance	29,932
NYSE listing fee	12,332
Rating agency fee	11,597
Transfer agent	9,590
Miscellaneous	11,873
Total expenses		2,927,847
Net investment income		6,659,957
Realized and Unrealized Gain (Loss) on Investments, Options, Swaps, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		14,222,981
Options		(549)
Swaps		(111,838)
Foreign currency transactions		(4,040,392)
Change in net unrealized appreciation (depreciation) on:
Investments		15,694,275
Swaps		46,892
Futures contracts		(40,640)
Foreign currency translation		(1,285,652)
Net realized and unrealized gain on investments, options swaps, futures contracts and foreign currency transactions		24,485,077
Distributions to Preferred Shareholders from net investment income		(1,274,917)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$ 29,870,117

See notes to financial statements.

18 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Statement of Changes in Net Assets

Applicable to Common Shareholders |
	For the
	Six Months Ended	For the
	April 30, 2011	Year Ended
	(unaudited)	October 31, 2010
Increase in Net Assets Applicable to Common Shareholders Resulting from Operations:
Net investment income	$ 6,659,957	$ 17,549,903
Net realized gain on investments, options, swaps, and
foreign currency transactions	10,070,202	42,573,654
Net change in unrealized appreciation (depreciation) on investments,
options, swaps, futures contracts and foreign currency translation	14,414,875	(3,796,684)
Distributions to Preferred Shareholders from:
Net investment income	(1,274,917)	(2,591,273)
Net increase in net assets applicable to Common
Shareholders resulting from operations	29,870,117	53,735,600
Distributions to Common Shareholders:
From and in excess of net investment income	(12,818,104)	(25,436,059)
Capital Share Transactions:
Reinvestment of dividends	1,220,523	2,167,394
Total increase in net assets	18,272,536	30,466,935
Net Assets Applicable to Common Shareholders
Beginning of period	297,055,764	266,588,829
End of period (including accumulated undistributed net investment
income ($4,613,427) and $2,819,637, respectively)	$ 315,328,300	$ 297,055,764

See notes to financial statements.

Semiannual Report l April 30, 2011 l 19

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Financial Highlights |

	For the					For the Period
Six Months Ended			For the	For the	For the	May 29, 2007(a)
Per share operating performance	April 30, 2011		Year Ended	Year Ended	Year Ended	through
for a share of common stock outstanding throughout the period	(unaudited)	October 31, 2010		October 31, 2009	October 31, 2008	October 31, 2007
Net asset value, beginning of period	$9.25		$8.37	$6.81	$19.37	$19.10	(b)
Income from investment operations
Net investment income (c)	0.21		0.55	0.58	1.10	0.42
Net realized and unrealized gain(loss) on investments, options, swaps,
futures contracts and foreign currency transactions	0.76		1.21	1.90	(11.72)	0.44
Distributions to preferred shareholders from net investment income
(common share equivalent basis)	(0.04)		(0.08)	(0.09)	(0.24)		(0.04)
Total from investment operations	0.93		1.68	2.39	(10.86)	0.82
Common and preferred shares’ offering expenses charged to
paid-in-capital	–		–	–	–		(0.11)
Distributions to Common Shareholders
From and in excess of net investment income	(0.40)		(0.80)	(0.54)	(1.27)		(0.44)
Return of capital	–		–	(0.29)	(0.43)	–
Total dividends and distributions to Common Shareholders	(0.40)		(0.80)	(0.83)	(1.70)		(0.44)
Net asset value, end of period	$9.78		$9.25	$8.37	$6.81	$19.37
Market value, end of period	$9.55		$9.36	$7.33	$5.99	$16.75
Total investment return (d)
Net asset value	10.23%		20.87%	38.26%	-60.31%		3.82%
Market value	6.39%		39.98%	39.85%	-58.94%		-14.11%
Ratios and supplemental data
Net assets, applicable to Common Shareholders, end of period (thousands)	$315,328		$297,056	$266,589	$216,892	$617,126
Preferred shares, at redemption value ($25,000 per share liquidation
preference) (thousands)	$170,000		$170,000	$170,000	$170,000	$170,000
Preferred shares asset coverage per share	$71,372		$68,685	$64,204	$56,955	$115,700
Ratios to Average Net Assets applicable to Common Shares:
Net Expenses, after balance credits	1.93	%(e)	1.99%	2.34%	1.68%	1.33	%(e)
Net Expenses, before balance credits	1.93	%(e)	1.99%	2.34%	1.68%	1.35	%(e)
Net Investment Income, after balance credits, prior to effect of dividends
to preferred shares	4.39	%(e)	6.19%	8.29%	7.47%	5.22	%(e)
Net Investment Income, before balance credits, prior to effect of dividends
to preferred shares	4.39	%(e)	6.19%	8.29%	7.47%	5.20	%(e)
Net Investment Income, after balance credits, after effect of dividends
to preferred shares	3.55	%(e)	5.27%	7.02%	5.86%	4.70	%(e)
Net Investment Income, before balance credits, after effect of dividends
to preferred shares	3.55	%(e)	5.27%	7.02%	5.86%	4.68	%(e)
Portfolio turnover rate	60%		125%	166%	118%		35%

(a)	Commencement of investment operations.
(b)	Before reimbursement of offering expenses charged to capital during the period.
(c)	Based on average shares outstanding during the period.
(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

20 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Notes to Financial Statements | April 30, 2011 (unaudited)

Note 1 – Organization:

Advent/Claymore Global Convertible Securities & Income Fund (the“Fund”) was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund will pursue its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options and notes are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such“fair value”is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There are no securities fair valued at April 30, 2011.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) are required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

Semiannual Report l April 30, 2011 l 21

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements (unaudited) continued

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund did not have any Level 3 securities during the six months ended April 30, 2011.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2011:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds	$ –	$277,300	$ –	$277,300
Corporate Bonds	–	56,588	–	56,588
Convertible Preferred Stocks:
Advertising	–	3,171	–	3,171
Auto Manufacturers	5,630	–	–	5,630
Auto Parts & Equipment	3,228	–	–	3,228
Banks	31,632	3,976	–	35,608
Computers	3,069	–	–	3,069
Diversified Financial Services	–	3,490	–	3,490
Electric	10,202	2,935	–	13,137
Hand & Machine Tools	4,956	–	–	4,956
Home Builders	1,170	–	–	1,170
Insurance	15,964	–	–	15,964
Mining	2,538	–	–	2,538
Oil & Gas	7,038	5,425	–	12,463
Pharmaceuticals	6,266	–	–	6,266
Real Estate Investment Trusts	2,146	5,863	–	8,009
Common Stocks	9,769	–	–	9,769
Exchange-Traded Fund	2,858	–	–	2,858
Warrants	8,492	–	–	8,492
Money Market Fund	9,341	–	–	9,341
Total	$124,299	$358,748	$ –	$483,047
Liabilities:
Futures Contracts	$ 41	$ –	$ –	$ 41
Forward Exchange Currency Contracts	–	5,209	–	5,209
Total	$ 41	$ 5,209	$ –	$ 5,250
There were no transfers between Level 1 and Level 2. There were no Level 3 transfers.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes forward exchange currency contracts and futures contracts.

(d) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

22 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements (unaudited) continued

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in a Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund’s Statement of Operations.

(e) Covered Call Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(f ) Forward Exchange Currency Contracts

The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(g) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk as well as to attempt to enhance return. The swaps are valued daily using broker quotes at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and ultimately upon the termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(h) Concentration of Risk

It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

(i) Distributions to Shareholders

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 7.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Semiannual Report l April 30, 2011 l 23

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements (unaudited) continued

(j) Futures Contracts

The Fund uses futures contracts to hedge against market and other risks in the Fund’s portfolio. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Fluctuations in the value of open futures contracts are recorded for financial reporting purposes as unrealized appreciation or depreciation by the Fund.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Note 3 – Investment Management and Advisory Agreements and other agreements:

Pursuant to an Investment Advisory Agreement (the“Agreement”) between Guggenheim Funds Investment Advisors, LLC (the“Adviser”) and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and pays the compensation of all Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares to the use of financial leverage, if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Investment Manager also provides personnel to the Fund and pays the compensation of all Trustees and Officers of the Fund who are its affiliates.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Guggenheim Funds Investments Advisors, LLC provides fund administration services to the Fund. As compensation for its services performed under the Administration Agreement, Guggenheim Funds Investments Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

At April 30, 2011 the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding swaps, written options, futures contracts and foreign currency translations are as follows:

Net Tax
			Net Tax	Unrealized
Cost of			Unrealized	Depreciation
Investments	Gross Tax	Gross Tax	Appreciation	on Derivatives
for Tax	Unrealized	Unrealized	on	and Foreign
Purposes	Appreciation	Depreciation	Investments	Currency
$431,427,002	$55,509,539	$(3,889,050)	$51,620,489	$(5,250,008)

24 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements (unaudited) continued

As of October 31, 2010 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$ –	$(311,426,223)

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on certain convertible securities and swaps.

At October 31, 2010 (the most recent fiscal year end for federal income tax purposes), for federal income tax purposes, the Fund had a capital loss carryforward of $311,426,333 available to offset possible future capital gains. Of the capital loss carryforward, $156,088,071 expires on October 31, 2016, and $155,338,152 expires on October 31, 2017.

For the year ended October 31, 2010, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $28,027,332 was ordinary income.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the six months ended April 30, 2011, purchases and sales of investments, other than short-term securities, were $278,205,945 and $283,324,050 respectively.

Note 6 – Derivatives:

(a) Covered Call Option

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or“strike”price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the six months ended April 30, 2011.

Details of the transactions were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	–	$ –
Options written during the period	125	10,587
Options expired during the period	(125)	(10,587)
Options closed during the period	–	–
Options assigned during the period	–	–
Options outstanding, end of period	–	$ –

(b) Forward Exchange Currency Contracts

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Semiannual Report l April 30, 2011 l 25

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements (unaudited) continued

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At April 30, 2011, the following forward exchange currency contracts were outstanding:

	Contracts to Buy	Counterparty	Settlement Date	Settlement Value	Value at 4/30/11	Net Unrealized Depreciation
GBP	721,576
for USD	1,204,454	The Bank of New York Mellon	05/04/2011	1,204,454	1,203,553	$ (901)
						$ (901)

	Contracts to Sell	Counterparty	Settlement Date	Settlement Value	Value at 4/30/11	Net Unrealized Depreciation
EUR	1,385,107
for USD	2,048,128	The Bank of New York Mellon	05/02/2011	2,048,128	2,054,915	$ (6,787)
EUR	35,000,000
for USD	48,057,450	The Bank of New York Mellon	06/16/2011	48,057,450	51,856,904	(3,799,454)
GBP	18,600,000
for USD	29,756,652	The Bank of New York Mellon	06/16/2011	29,756,652	31,004,208	(1,247,556)
JPY	1,730,000,000
for USD	21,171,144	The Bank of New York Mellon	06/16/2011	21,171,144	21,325,814	(154,670)
						(5,208,467)
Total unrealized depreciation for forward exchange currency contracts						$(5,209,368)

(c) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the“Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

There were no swap agreements outstanding as of April 30, 2011.

(d) Futures Contracts

A futures contract is an agreement to buy or sell a specified underlying security for a fixed price at a future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit with the broker an amount of cash or securities equal to a specified percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities. During the period the futures contracts is open, changes in the value of the contract are recorded as unrealized gain (loss) on the Statement of Operations. When the futures contract is closed or expired, the Fund records a realized gain (loss) on the Statement of Operations.

26 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements (unaudited) continued

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

At April 30, 2011, the following futures contracts were outstanding:
	Number of Contracts	Notional Value	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 5-Year Note	60	$118,469	June 11	$ 7,067,485	$ 7,108,125	$(40,640)
The Fund uses futures contracts to hedge against market and other risks in the Fund’s portfolio.

(e) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of April 30, 2011.

Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:
(amounts in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward exchange risk	Unrealized appreciation on currency contracts	$ –	Unrealized depreciation on currency contracts	$5,209
Futures contracts1	Unrealized appreciation on futures contracts	–	Unrealized depreciation on futures contracts	41
Total		$ –		$5,250

1 Includes cumulative depreciation of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the six months ended April 30, 2011.

Effect of Derivative Instruments on the Statement of Operations:
(amounts in thousands)
Amount of Realized Gain (Loss) on Derivatives
Derivatives not accounted for as hedging instruments	Swaps	Options	Foreign Currency Transactions	Futures Contracts	Total
Credit risk	$(112)	$ –	$ –	$ –	$ (112)
Equity risk	–	(1)	–	–	(1)
Forward exchange risk	–	–	(4,040)	–	(4,040)
Total	$(112)	$(1)	$(4,040)	$ –	$(4,153)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Swaps	Options	Foreign Currency Translations	Futures Contracts	Total
Credit risk	$ 47	$ –	$ –	$ –	$ 47
Forward exchange risk	–	–	(1,286)	–	(1,286)
Interest Rate Contracts Risk	–	–	–	(41)	(41)
Total	$ 47	$ –	$(1,286)	$(41)	$(1,280)

Derivative Volume
Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$ 3,795,681
Average Settlement Value Sold	$ 9,236,990
Ending Settlement Value Purchased	$ 1,204,454
Ending Settlement Value Sold	$101,036,374

Semiannual Report l April 30, 2011 l 27

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements (unaudited) continued

Swaps:

The Fund decreased the volume of activity in swaps during the six months ended April 30, 2011 with an average notional balance of approximately $780,000. As of April 30, 2011, there were no swap agreements outstanding.

Futures Contracts:

The 60 U.S. Treasury Note futures contracts were the only future contracts entered into by the Fund during the six-months ended April 30, 2011.

Note 7 – Capital:

Common Shares

The Fund has an unlimited number of common shares, $0.001 par value, authorized and 32,240,517 issued and outstanding.

Transactions in common shares were as follows:

	Six Months	Year Ended
	Ended April 30, 2011	October 31, 2010
Beginning Shares	32,111,474	31,867,616
Shares issued through dividend reinvestment	129,043	243,858
Ending Shares	32,240,517	32,111,474

Preferred Shares

On June 12, 2007, the Fund’s Board of Trustees authorized the issuance of Preferred Shares, as part of the Fund’s leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.

On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at a rate set through an auction process and are paid monthly. Distributions of net realized capital gains, if any, are made annually. The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February, 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the LIBOR Rate for a dividend period of fewer than 365 days. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

For the six months ended April 30, 2011, the annualized dividend rates ranged from:

	High	Low	At April 30, 2011
Series T7	1.50%	1.43%	1.43%
Series W7	1.50%	1.43%	1.43%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

28 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements (unaudited) continued

Note 9 – Subsequent Event:

Subsequent to April 30, 2011, the Fund declared on May 2, 2011, a monthly dividend to common shareholders of $0.0664 per common share. The dividend is payable on May 31, 2011 to shareholders of record on May 13, 2011.

On June 1, 2011, the Fund declared a monthly dividend to common shareholders of $0.0664 per common share. The dividend is payable on June 30, 2011 to shareholders of record on June 15, 2011.

The Fund has performed an evaluation of subsequent events through June 24, 2011, which is the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

Semiannual Report l April 30, 2011 l 29

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Trustees

The Trustees of the Advent/Claymore Global Convertible Securities & Income Fund and their principal occupations during the past five years:

			Number of
Name, Address, Year of	Term of Office*	Principal Occupations During	Funds in
Birth and Position(s)	and Length of	the Past Five Years and	Fund Complex**	Other Directorships
Held with Registrant	Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes++ Year of birth: 1951 Trustee	Since 2007	Private Investor (2001-present). Formerly, Senior Vice President, Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	53	None.
Daniel Black+ Year of birth: 1960 Trustee	Since 2007	Partner, the Wicks Group of Cos., LLC (2003-present). Formerly, Managing Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a division of The Bank of New York Co., Inc. (1998-2003).	3	Director, Antenna International, Inc. and Bonded Services, LTD.
Derek Medina+ Year of birth: 1966 Trustee	Since 2007	Senior Vice President, Business Affairs at ABC News (2008-present), Vice President, Business Affairs and News Planning at ABC News (2003-present). Formerly, Executive Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).	3	Director of Young Scholar’s Institute.
Ronald A. Nyberg++ Year of birth: 1953 Trustee	Since 2007	Partner of Nyberg & Cassioppi, LLC., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	55	None.
Gerald L. Seizert, CFP+ Year of birth: 1952 Trustee	Since 2007	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as a co-manager of the firm’s hedge fund, Proper Associates, LLC (2000-present). Formerly, Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	Former Director of Loomis, Sayles and Co., L.P.
Michael A. Smart+ Year of birth: 1960 Trustee	Since 2007	Managing Partner, Cordova, Smart & Williams, LLC, Advisor First Atlantic Capital Ltd., (2001-present). Formerly, a Managing Director in Investment Banking-The Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of The Carpediem Group, (1991-1992). Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3	Chairman, Board of Directors, Berkshire Blanket, Inc. President and Chairman, Board of Directors, Sqwincher Holdings. Director, Sprint Industrial Holdings. Co-chairman, Board of Directors, H2O Plus.
Interested Trustees:
Tracy V. Maitland+† Year of birth: 1960 Trustee, President and Chief Executive Officer	Since 2007	President of Advent Capital Management, LLC, which he founded in 1995. Prior to June, 2001, President of Advent Capital Management, a division of Utendahl Capital.	3	None.

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
	-	Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
	-	Messrs. Smart and Black, as Class II Trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.
	-	Messrs. Maitland and Nyberg, as Class III Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
**
The Guggenheim Funds Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Complex is overseen by multiple Boards of Trustees.
†
Mr. Maitland is an“interested person”(as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

30 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Supplemental Information (unaudited) continued

Officers

The Officers of the Advent/Claymore Global Convertible Securities & Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years
Position(s) Held with Registrant	Length of Time Served	and Other Affiliations
Officers:
F. Barry Nelson Year of birth: 1943 Vice President and Assistant Secretary	Since 2007	Co-Portfolio Manager at Advent Capital Management, LLC (2001- present). Prior to June 2001, Mr. Nelson held the same position at Advent Capital Management, a division of Utendahl Capital.
Robert White Year of birth: 1965 Treasurer and Chief Financial Officer	Since 2007	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service Manager, Goldman Sachs Prime
Rodd Baxter Year of birth: 1950 Secretary and Chief Compliance Officer	Since 2007	General Counsel, Advent Capital Management, LLC (2002-present).

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Semiannual Report l April 30, 2011 l 31

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the“Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the“Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a“Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866)488-3559.

32 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Investment Management Agreement and Investment Advisory Agreement Re-Approval |

Section 15(c) of the Investment Company Act of 1940, as amended (the“1940 Act”) contemplates that the Board of Trustees (the“Board”) of Advent/Claymore Global Convertible Securities & Income Fund (the“Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement and are not“interested persons”of the Fund, as defined in the 1940 Act (the“Independent Trustees”), is required to annually review and re-approve the terms of the Fund’s existing investment management agreement and investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the “Management Agreement”) with Advent Capital Management, LLC (“Advent”) and the investment advisory agreement (the“Advisory Agreement”) with Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”), for the Fund.

More specifically, at a meeting held on March 29, 2011, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the re-approval of the Management Agreement and the Advisory Agreement.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent and Guggenheim Funds under the Management Agreement and Advisory Agreement. The Board reviewed and analyzed the responses of Advent and Guggenheim Funds to a detailed series of requests submitted by the Independent Trustees’independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by personnel of Advent and Guggenheim Funds. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the officers primarily responsible for day-to-day portfolio management services for the Fund.

The Board evaluated the ability of Advent and Guggenheim Funds, including their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. Accordingly, the Board considered information regarding the compensation structures for the personnel of Advent involved in the management of the Fund and the personnel of Guggenheim Funds involved in the management of the Fund. The Board considered information regarding personnel changes at Advent and Guggenheim Funds and additional information they deemed relevant.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent and the investment advisory services provided to the Fund by Guggenheim Funds.

Fund Performance and Expenses

The Board considered the performance results for the Fund on a market price and net asset value basis over various time periods. It also considered these results in comparison to the performance results of a group of other closed-end funds that were respectively determined to be similar to the Fund in terms of investment strategy (the“Peer Group”). The Board recognized that the number of other funds in the Peer Group was low and that for a variety of reasons, such as the Fund’s greater global exposure, Peer Group comparisons may have limited usefulness. Performance was also compared against various indices. The Board also reviewed information about the discount at which the Fund’s shares have traded as compared with its peers.

The Board received and considered statistical information regarding the Fund’s total expense ratio (based on net assets applicable to common shares) and its various components. The Board also considered comparisons of these expenses to the expense information for the Peer Group. The Board recognized that the expense ratio of the Fund (expressed as a percentage of net assets attributable to common shares) was higher than expense ratios of certain Peer Group funds because of the Fund’s leverage, and because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios. The Board also noted that expense ratio comparisons with Peer Groups was difficult, because each fund’s definition of expenses was different. The Board considered that the Fund benefited from the use of leverage despite the costs.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreement and the Investment Advisory Agreement.

Investment Management Fee Rate

The Board reviewed and considered the contractual investment management fee rate for the Fund (collectively the“Management Agreement Rate”) payable by the Fund to Advent and to Guggenheim Funds for investment management and advisory services, respectively. In addition, the Board reviewed and considered all fee waiver arrangements applicable to the Management Agreement Rate and considered the Management Agreement Rate after taking all applicable waivers into account (the“Net Management Rate”).

Additionally, the Board received and considered information comparing the Management Agreement Rate (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the Peer Group. The Board concluded that the fees were fair and equitable based on relevant factors, including the Fund’s performance results and total expenses relative to the Peer Group.

Profitability

The Board received and considered an estimated profitability analysis of Advent and Guggenheim Funds based on the Net Management Rate. The Board concluded that, in light of the costs of providing investment advisory, investment management and other services to the Fund, the profits and other ancillary benefits that Advent and Guggenheim Funds received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Semiannual Report l April 30, 2011 l 33

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Investment Management Agreement and Investment Advisory Agreement Re-Approval continued

Information about Services to Other Clients

The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Advent and Guggenheim Funds to their other clients. In particular, Advent explained that its hedge fund clients pay higher fees than the Fund. Advent also confirmed that the Fund differs from certain other accounts advised by Advent in that it is more complex to manage, require greater resources from Advent and differs in terms of investment strategy and use of leverage. The Board also noted the differing services provided to the Fund in relation to those typically provided to hedge funds and separate accounts.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Management Agreement and the Advisory Agreement was in the best interest of the Fund and its shareholders.

34 l Semiannual Report l April 30, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l

Fund Information |

Board of Trustees	Officers	Investment Manager
Randall C. Barnes	TracyV. Maitland	Advent Capital Management, LLC
	President and Chief Executive Officer	New York, New York
Daniel Black
	F. Barry Nelson	Investment Adviser and
Tracy V. Maitland*	Vice President and Assistant Secretary	Administrator
Chairman		Guggenheim Funds Investment
	Robert White	Advisors, LLC
Derek Medina	Treasurer and Chief Financial Officer	Lisle, Illinois

Ronald A. Nyberg	Rodd Baxter	Custodian and
	Secretary and Chief Compliance Officer	Transfer Agent
Gerald L. Seizert		The Bank of New York Mellon
New York, New York
Michael A. Smart
Preferred Stock-
* Trustee is an “interested person” of the Fund as defined in		Dividend Paying Agent
the Investment Company Act of 1940, as amended.		The Bank of New York Mellon
New York, New York

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
New York, New York

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent/Claymore Global Convertible Securities & Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent/Claymore Global Convertible Securities & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866)274-2227, by visiting Guggenheim Funds website at www.guggenheimfunds.com/agc or by accessing the Funds Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Funds website at www.guggenheimfunds.com/agc. The Funds Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common and preferred stock in the open market or in private transactions.

Semiannual Report l April 30, 2011 l 35

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in NewYork, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by TracyV. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC
1271 Avenue of the Americas
New York, New York 10020

Guggenheim Funds Distributors, Inc.
2455 Corporate West Dr
Lisle, IL 60532
Member FINRA/SIPC (6/11)

CEF-AGC-SAR-0411

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)    Not applicable for a semi-annual reporting period.

(b)    There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)     Not applicable.

(b)         Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Global Convertible Securities & Income Fund

By:              /S/ Tracy V. Maitland

Name:        Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           July 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /S/ Tracy V. Maitland

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           July 8, 2011

By:              /S/ Robert White

Name:         Robert White

Title:           Treasurer and Chief Financial Officer

Date:           July 8, 2011